Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the "Corporation"), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC") thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the "Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the "Registration Statements") to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ James A. Bell
James A. Bell
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ Crandall C. Bowles
Crandall C. Bowles
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ Stephen B. Burke
Stephen B. Burke
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ David M. Cote
David M. Cote
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ James S. Crown
James S. Crown
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ James Dimon
James Dimon
Director, Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ Ellen V. Futter
Ellen V. Futter
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ William H. Gray, III
William H. Gray, III
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ Laban P. Jackson, Jr.
Laban P. Jackson, Jr.
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ David C. Novak
David C. Novak
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ Lee R. Raymond
Lee R. Raymond
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ William C. Weldon
William C. Weldon
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ Shannon S. Warren
Shannon S. Warren
Managing Director and Controller
(Principal Accounting Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Corporation”), hereby constitutes and appoints JAMES DIMON, DOUGLAS L. BRAUNSTEIN, STEPHEN M.  CUTLER, JOSEPH S. BONOCORE, GREGORY A. BAER, NEILA B. RADIN and ANTHONY J. HORAN, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Act of 1933 (the “Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “SEC”) thereunder in connection with the filing of the accompanying registration statement under the Act for the registration of debt and equity securities of the Corporation pursuant to resolutions adopted by the Board of Directors of the Corporation authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Act, for the offer and sale of debt and equity securities of the Corporation, including without limitation, (i) shares of Common Stock, par value $1.00 per share, (ii) shares of Preferred Stock, par value $1.00 per share, (iii) currency warrants and securities warrants, (iv) debt obligations, (v) convertible or exchangeable debt obligations, (vi) depositary shares or (vii) other securities of the Corporation, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities, to such registration statement including without limitation, the prospectuses and prospectus supplements contained therein, and any and all amendments, including post-effective amendments, and exhibits thereto, and, if appropriate a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Act (the “Registration Statements”) to be filed with the SEC with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with said Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such Registration Statements, and to appear before the SEC in connection with any matter relating thereto, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things requisite and necessary to be done in connection therewith as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted hereby shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of November 14, 2011.

/s/ Douglas L. Braunstein
Douglas L. Braunstein
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)